 ADVISOR MANAGED PORTFOLIOS

Arch Indices VOI Absolute Income ETF (VWI)

November 5, 2024

Supplement to the Fund’s Summary Prospectus
dated October 3, 2023

The Board of Trustees of Advisor Managed Portfolios, upon a recommendation from Arch Indices Investment Advisors LLC, the investment adviser to the Arch Indices VOI Absolute Income ETF (the “Fund”), has determined to close and liquidate the Fund immediately after the close of business on November 22, 2024 (the “Liquidation Date”). Shares of the Fund are listed on the New York Stock Exchange Arca, Inc.

The Fund will begin liquidating its portfolio assets prior to the Liquidation Date. This will cause the Fund to increase its cash holdings and deviate from the investment objective and strategies stated in the Fund’s prospectus.

The Fund will no longer accept orders for new creation units after the close of business on the business day prior to the Liquidation Date, and trading in shares of the Fund will be halted prior to market open on the Liquidation Date. Prior to the Liquidation Date, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for the Fund’s shares during that time period. Customary brokerage charges may apply to such transactions.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders. These distributions are taxable events. Distributions made to shareholders should generally be treated as received in exchange for shares and will therefore generally give rise to a capital gain or loss depending on a shareholder’s tax basis. Shareholders should contact their tax advisor to discuss the income tax consequences of the liquidation. As calculated on the Liquidation Date, the Fund’s net asset value will reflect the costs of closing the Fund, if any. Once the distributions are complete, the Fund will terminate. Proceeds of the liquidation will be sent to shareholders promptly after the Liquidation Date.

For additional information please contact the Fund at 646-389-2422 or send an email request to AIIA@archindices.com.

Please retain this supplement with your Summary Prospectus for future reference.